AMENDMENT NO. 2
                                       TO
                                CREDIT AGREEMENT
                          Dated as of January 19, 1995


        THIS AMENDMENT NO. 2 ("Amendment") is entered into as of March 31, 1996 by and between Newco, Inc., a Wisconsin corporation (the "Borrower"), the institutions from time to time a party to the "Credit Agreement" (as defined below) as lenders (the "Lenders"), and The First National Bank of Chicago, in its capacity as contractual representative for itself and the other Lenders (the "Agent"). Capitalized terms used in this Amendment which are not otherwise defined herein, shall have the meanings given such terms in the Credit Agreement.

                                   WITNESSETH:

        WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated as of January 19, 1995 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

        WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Credit Agreement on the terms and conditions set forth herein;

        WHEREAS, the Agent and the Lenders have agreed to enter into this Amendment on the terms and conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders have agreed to amend the Credit Agreement as set forth below.

        1. Amendments to the Credit Agreement. Effective as of March 31, 1996 and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended to delete subsection (D) of Section 6.4 in its entirety and to substitute the following therefor:

             (D) Maximum Leverage Ratio. Borrower shall not permit the ratio ("Leverage Ratio") of (i) Indebtedness of Borrower and its consolidated subsidiaries for borrowed money to (ii) the sum of
        (a) EBITA plus (b) depreciation expenses minus (c) Capital Expenditures, of not greater than the ratio set forth below at the end of each fiscal quarter ending during the period set forth below:

                  (1) 3.40 to 1.00 for each fiscal quarter for the period commencing with the fiscal quarter ending June 30, 1996 through the fiscal quarter ending September 30, 1996;

                  (2) 2.50 to 1.00 for each fiscal quarter for the period commencing with the fiscal quarter ending December 31, 1996 through the fiscal quarter ending September 30, 1997; and

                  (3)  2.00 to 1.00 for the fiscal quarter ending
             December 31, 1997 and for each fiscal quarter thereafter until the Termination Date.

        The Leverage Ratio shall be calculated, in each case, determined as of the last day of each fiscal quarter based upon (A) for Indebtedness, Indebtedness as of the last day of each such fiscal quarter; and (B) for EBITA, depreciation and Capital Expenditures, the actual amount for the four-quarter period ending on such day.

        2. Conditions of Effectiveness of this Amendment. This Amendment shall become effective and be deemed effective as of March 31, 1996, if, and only if the Agent shall have received each of the following:

             (a) duly executed originals of this Amendment from the Borrower and Required Lenders;

             (b) the reaffirmation from Holdings in the form attached hereto as Exhibit A; and

             (c) such other documents, instruments or agreement as may be agreed upon between the Agent and the Borrower.

   Notwithstanding anything herein to the contrary, in the event the conditions to effectiveness set forth in this Section 2 are not either satisfied or waived in writing by the Agent and the Required Lenders on or prior to May 15, 1996, then this Amendment shall be of no force and effect.

        3.   Representations and Warranties of the Borrower.

        3.1 Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and the other Loan Documents to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment and that, as of the effective date of this Amendment and after giving effect hereto, no Unmatured Default or Default has occurred and is continuing.

        3.2 The Borrower hereby represents and warrants that this Amendment, the Credit Agreement, as previously executed and as amended hereby and each of the other Loan Documents executed by it, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

        4.   Reference to the Effect on the Agreement.

        4.1 Upon the effectiveness of this Amendment pursuant to Section 2 hereof, on and after the date hereof, each reference in the Credit Agreement and the other Loan Documents to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

        4.2 Except as specifically set forth above, the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

        4.3 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

        5. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        7. Entire Agreement. This Amendment, taken together with the Credit Agreement and all of the other Loan Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

        8. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (without regard to the conflict of laws provisions) of the State of Illinois.

        9. No Street Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment and the Credit Agreement as hereby amended shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment or the Credit Agreement.

        10. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

        11. Full Agreement. Each of the parties hereto agrees that this Amendment supersedes any and all discussions, negotiations, understandings or agreements, written or oral, express or implied, among the parties hereto. THIS AMENDMENT AND THE CREDIT AGREEMENT AS AMENDED HEREBY MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ACTUAL OR ALLEGED PRIOR, CONTEMPORANEOUS OR SUBSEQUENT UNDERSTANDINGS OR AGREEMENTS OF THE PARTIES, WRITTEN OR ORAL, EXPRESS OR IMPLIED, OTHER THAN A WRITING WHICH EXPRESSLY AMENDS OR RESTATES THE CREDIT AGREEMENT IN ACCORDANCE WITH THE TERMS THEREOF. ALL OTHER WRITINGS, ISSUED BY THE AGENT OR ANY LENDERS TO THE BORROWER PRIOR TO THE DATE HEREOF WITH RESPECT TO THE SUBJECT MATTER HEREIN CONTAINED, ARE NULL AND VOID AND OF NO EFFECT. THERE ARE NO UNWRITTEN ORAL UNDERSTANDINGS OR AGREEMENTS AMONG THE PARTIES HERETO.

        IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed as of the day and year first above written.

                                 NEWCO, INC.
                                  as the Borrower


                                 By:
                                   Name:
                                   Title:

                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                  as Agent and as a Lender


                                 By:
                                   Name:
                                   Title:

                                 PROVIDENT BANK,
                                  as a Lender


                                 By:
                                   Name:
                                   Title:

                                    EXHIBIT A
                                       TO
                                CREDIT AGREEMENT

                              Form of Reaffirmation

                                    Attached

                                  REAFFIRMATION


        The undersigned hereby acknowledges receipt of a copy of Amendment No. 2 to the Credit Agreement dated as of January 19, 1995 by and among Newco, Inc., the Lenders and the Agent (as so amended, the "Loan Agreement") which Amendment No. 2 is dated as of March 31, 1996 (the "Amendment"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, the undersigned reaffirms the terms and conditions of each of the Guaranty dated as of January 19, 1995 and the Pledge Agreement dated as of January 19, 1995 executed by it and acknowledges and agrees that such agreements and each and every other Loan Document executed by the undersigned in connection with the Credit Agreement remain in full force and effect and are hereby ratified, reaffirmed and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so amended by the Amendment and as the same may from time to time hereafter be amended, modified or restated.


                                      SWING-N-SLIDE CORP.


                                      By:
                                      Name:
                                      Title: